Exhibit 10.1(i)

MASTER AMENDMENT

TO

SUBORDINATED NOTES

This Master Amendment to Subordinated Notes (this “Amendment”) is entered into effective as of February 22, 2008 (the “Effective Date”), by and among (i) Evolving Systems, Inc., a Delaware corporation (“Maker”) and (ii) the holders of the Subordinated Notes identified on the signature pages hereto (the “Junior Creditors”).

Recitals

A.                                   Maker, as borrower, Evolving Systems Holdings, Inc., as a guarantor, and CapitalSource Finance, LLC, as Agent and the existing Senior Lender thereunder, are party to that certain Credit Agreement dated as of November 14, 2005 (the “Existing US Credit Agreement”), pursuant to which, among other things, the Existing Senior Lenders thereunder have made certain term loans and financial accommodations to Maker, as the borrower thereunder.

B.                                     Evolving Systems Limited, certain other obligors, CSE Finance Inc., as Agent, and CapitalSource Finance, LLC, as the existing Senior Lender thereunder, have entered into a Revolving Facility Agreement dated as of November 14, 2005 (the “Existing Revolving Loan Credit Agreement” and together with the Existing US Credit Agreement, the “Existing Credit Agreements”), pursuant to which, among other things, the Existing Senior Lenders thereunder have made certain revolving loans and financial accommodations to certain of the obligors thereunder.

C.                                     Maker previously entered into certain unsecured subordinated notes each dated November 14, 2005 evidencing indebtedness in the aggregate original principal amount of $4,869,700.47 (as the same have been and may be further amended, supplemented or otherwise modified from time to time as permitted hereunder and under the Subordinated Agreement referred to below, together with all notes and other instruments issued in replacement thereof or substitution therefor, the “Subordinated Notes”).  Defined terms used in this Amendment and not defined in this Amendment have the respective meanings assigned to such terms in the Subordinated Notes.

D.                                    In connection with and as a condition precedent to the execution of the Existing Credit Agreements, the Existing Agent, Existing Senior Lenders, Junior Creditors, Maker and the other US Obligors party thereto entered into that certain Subordination Agreement dated as of November 14, 2005 (the “Existing Subordination Agreement”).

E.                                      Maker and Bridge Bank, N.A. (the “Refinancing Lender”) are entering into a Loan and Security Agreement dated the date hereof (as the same may be amended, supplemented, replaced, substituted, refinanced or otherwise modified from time to time, as permitted hereunder, the “US Loan Agreement”), pursuant to which, among other things, the Refinancing Lender is agreeing, subject to the terms and conditions set forth therein, to make certain loans and financial accommodations to Maker, as borrower thereunder to, among other things, refinance Maker’s indebtedness under the Existing US Credit Agreement.

F.                                      Evolving Systems Limited, an indirect wholly-owned Subsidiary of Maker, and the Refinancing Lender are entering into a Loan Agreement dated the date hereof (as the same may be amended, supplemented, replaced, substituted, refinanced or otherwise modified from time to time, as permitted hereunder, the “UK Loan Agreement” and together with the US Loan Agreement, the “Credit Agreements”), pursuant to which, among other things, the Refinancing Lender is agreeing, subject to the terms and conditions set forth therein, to make certain revolving loans and financial accommodations to

Evolving Systems Limited to, among other things refinance the indebtedness under the Existing Revolving Loan Credit Agreement.

G.                                     As an inducement to and as one of the conditions precedent to the agreement of the Refinancing Lender under the Credit Agreements to consummate the transactions contemplated thereby, the Refinancing Lender has required (i) the execution and delivery of a Subordination Agreement, dated as of the date hereof (as the same may be amended, supplemented, replaced, substituted, refinanced or otherwise modified from time to time, as permitted hereunder, the “Subordination Agreement”) and (ii) the execution and delivery of this Amendment, in each case in order to replace and supersede the Existing Subordination Agreement and to subordinate the Subordinated Notes to the indebtedness under the Credit Agreements on the terms and subject to the provisions of the Subordination Agreement and the Subordinated Notes.

H.                                    The Junior Creditors executing and delivering this Amendment constitute all of the holders of the Subordinated Notes.

NOW, THEREFORE, based upon the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Maker and each of the Junior Creditors hereby agree as follows:

1.                                       Amendments to Subordinated Notes.  Effective as of the Effective Date, each of the Subordinated Notes is hereby amended as follows:

(a)                                  The legend at the top of the first page of each Subordinated Note is hereby amended and restated in its entirety as follows:

“THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (AS THE SAME MAY BE AMENDED, SUPPLEMENTED, REPLACED, SUBSTITUTED, REFINANCED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT”), DATED AS OF FEBRUARY 22, 2008, AMONG EVOLVING SYSTEMS, INC., A DELAWARE CORPORATION, THE OTHER OBLIGORS (AS DEFINED THEREIN), THE JUNIOR CREDITORS (AS DEFINED THEREIN), AND THE SENIOR CREDITOR (AS DEFINED THEREIN), ALL AS MORE PARTICULARLY DESCRIBED IN THE SUBORDINATION AGREEMENT, AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.”

(b)                                 The definition of “ESI Entities” is hereby amended and restated in its entirety as follows:

“ESI Entities” shall mean each individually and all collectively, Maker, Evolving Systems, Ltd., Evolving Systems Holdings, Ltd. and all guarantors of the Senior Debt (as defined in the Subordination Agreement) or the Notes, if any.

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(c)                                  The definition of “Revolving Loan Availability” is hereby amended and restated in its entirety as follows:

“Revolving Loan Availability” shall mean, with respect to any Quarterly Payment Date, the lesser of (i) the average daily amount of availability under the revolving credit facilities in the Senior Credit Agreements for the last calendar month of the applicable fiscal quarter and (ii) $4,500,000.

(d)                                 The definition of “Revolving Loan Credit Agreement” is hereby replaced in its entirety with the following definition of “UK Loan Agreement,” and each reference in the Subordinated Notes to “Revolving Loan Credit Agreement” shall hereafter mean and refer to “UK Loan Agreement”:

“UK Loan Agreement” shall mean the Loan Agreement, dated as of February 22, 2008, between Evolving Systems Limited, as borrower, and Bridge Bank, N.A., as lender, as the same may be amended, supplemented, replaced, substituted, refinanced or otherwise modified from time to time (subject to any applicable restrictions contained in the Subordination Agreement).

(e)                                  The definition of “Senior Credit Agent” is hereby replaced in its entirety with the following definition of “Senior Creditor,” and each reference in the Subordinated Notes to “Senior Credit Agent” or “Senior Agent” shall hereafter mean and refer to “Senior Creditor”:

“Senior Creditor” shall mean Bridge Bank, N.A., together with its successors and permitted assigns pursuant to the terms of the Senior Credit Agreements and the Subordination Agreement.

(f)                                    The definition of “Senior Credit Agreements” is hereby amended and restated in its entirety as follows:

“Senior Credit Agreements” shall mean collectively the US Loan Agreement and the UK Loan Agreement.

(g)                                 The definition of “Subordination Agreement” is hereby amended and restated in its entirety as follows:

“Subordination Agreement” shall mean that certain Subordination Agreement, dated as of February 22, 2008, among Maker, the other obligors named therein, the Senior Creditor and the holders of the Notes party thereto, as the same may be amended, supplemented, replaced, substituted, refinanced or otherwise modified from time to time in accordance with its terms.

(h)                                 The definition of “Term Loan Agreement” is hereby replaced in its entirety with the following definition of “US Loan Agreement,” and each reference in the Subordinated Notes to “Term Loan Agreement” shall hereafter mean and refer to “US Loan Agreement”:

“US Loan Agreement” shall mean the Loan and Security Agreement, dated as of  February 22, 2008, between Maker and Bridge Bank, N.A., as lender, as the same may be amended, supplemented, replaced, substituted, refinanced or otherwise modified from time to time (subject to any applicable restrictions contained in the Subordination Agreement).

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Subordinated Notes remains in full force and effect is hereby ratified in its entirety by the undersigned.  If there is a conflict between the terms of this Amendment and those of any of the Subordinated Notes, the terms of this Amendment shall

2.                                       Effect of Amendments. Except as expressly amended by this Amendment, each of the control.  All references in any document to any one or more of the “Notes” shall mean and refer to the applicable Notes, as amended pursuant to this Amendment.  This Amendment shall be binding on all current and future holders of the Subordinated Notes and their respective successors and permitted assigns, regardless of whether any or all such parties, successors or assigns have entered into or otherwise approved or consented to this Amendment.

3.                                       Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signatures to this Amendment may be transmitted via facsimile or “.pdf” file, and such signatures shall be deemed to be originals.

4.                                       Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to conflict of laws principles.

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IN WITNESS WHEREOF, the parties hereto have executed, or caused their duly authorized representatives to execute, this Master Amendment to Subordinated Notes to be effective as of Effective Date.

COMPANY:

EVOLVING SYSTEMS, INC.

By:
Name:	Brian R. Ervine
Title:	Executive Vice President and Chief Financial
and Administrative Officer

[Counterpart Signature Page to Master Amendment to Subordinated Notes]

JUNIOR CREDITORS:

KAREN SINGER

[Counterpart Signature Page to Master Amendment to Subordinated Notes]

JUNIOR CREDITORS:

MILFAM II LIMITED PARTNERSHIP

By:
Name:
Title:

[Counterpart Signature Page to Master Amendment to Subordinated Notes]